UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

AMERICAN FUSION, INC.

(Exact name of registrant as specified in its charter)

Texas	001-43193	22-1436279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 N. Carroll Ave., Ste. 192
Southlake, TX	76092
(Address of Principal Executive Offices)	(Zip Code)

(480) 788-7420

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2026, American Fusion, Inc., a Texas corporation, (the "Company"), entered into Exchange Agreements (each, an "Exchange Agreement") with twelve (12) of its officers, directors, consultants and advisors (each, a "Holder"). Each Holder had a contractual right to $240,000 of stock-based compensation, payable in shares of the Company's common stock, par value $0.001 per share (the "Common Stock") (the "Existing Compensation Right"). Under each Exchange Agreement, the Holder agreed to exchange its Existing Compensation Right. In exchange, the Company will issue the Holder up to 24,000 shares of its newly designated Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"). In total, the Company may issue up to 288,000 shares of Series C Preferred Stock in exchange for Existing Compensation Rights with an aggregate maximum contractual amount of $2,880,000.

The accrued compensation is extinguished in accordance with the initial exchange provisions, and each subsequent earned increment is extinguished upon its exchange, subject to the applicable reconciliation provisions. The Holder has no further right to any shares of Common Stock previously issuable under it. The exchange involved no cash payment by either party, and the Series C Preferred Stock was the only consideration. The Company and each Holder also released each other from claims arising out of or relating to the portions of the Existing Compensation Right exchanged, subject to the applicable exceptions.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The shares of Series C Preferred Stock, and the shares of Common Stock issuable on their conversion, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). They will be issued in reliance on the exemption provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. This reliance is based on, among other things, each Holder's representation that it is an accredited investor acquiring the securities for its own account for investment. The Company has paid and will pay no commission or other remuneration in connection with the exchange, and will receive no cash proceeds. The shares will be "restricted securities" under Rule 144 and will bear a customary restrictive legend.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference. The Series C Preferred Stock ranks senior to the Common Stock with respect to dividends and distributions of assets upon liquidation, dissolution or winding up. Holders of Series C Preferred Stock vote together with holders of Common Stock as a single class.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm.

On October 1, 2026, JV CPA INC. (“JV CPA”) notified the Company that it resigned as the Company’s independent registered public accounting firm, effective October 1, 2026. JV CPA’s resignation applies to all further audit and review services, including the review of the Company’s interim financial information for the quarter ended September 30, 2026 and the audit of the Company’s financial statements for the year ending December 31, 2026.

JV CPA’s report on the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through October 1, 2026, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with JV CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JV CPA, would have caused JV CPA to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided JV CPA with a copy of the disclosures contained in this Current Report on Form 8-K and requested that JV CPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of JV CPA’s letter, dated October 6, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Prospective Successor Independent Registered Public Accounting Firm.

The Company is in the process of engaging MBP Global LLP (“MBP Global”) as its successor independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2026 and review its interim financial statements for the quarter ended September 30, 2026. MBP Global’s required client acceptance and onboarding procedures are underway. The engagement remains subject to satisfactory completion of those client acceptance procedures and MBP Global’s countersignature of the engagement letter. As of the date of this report, MBP Global has not yet formally accepted the engagement. The Company will report the engagement once finalized as required.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company's Certificate of Formation authorizes the Board of Directors (the "Board") to establish series of preferred stock. Under that authority, the Board adopted resolutions designating 500,000 of the Company's 100,000,000 authorized shares of preferred stock, par value $0.001 per share, as Series C Preferred Stock.

On October 2, 2026, the Company filed the Certificate of Designation of Series C Convertible Preferred Stock (the "Certificate of Designation") with the Secretary of State of the State of Texas under Sections 21.155 and 21.156 of the Texas Business Organizations Code. The Certificate of Designation became effective upon filing on October 2, 2026. Its principal terms are summarized below. The Exchange Agreements specify an effective date of September 30, 2026, separate from the effective date of the Certificate of Designation.

Conversion. Each share is convertible at the holder's option into one share of Common Stock, subject to adjustment for stock splits, reverse splits, combinations, reclassifications and similar events.

Conversion Eligibility and Leak-Out. Conversions may begin in the first full calendar quarter after the later of two dates:

  the date the holder's shares fully vest under the agreement that gave rise to the holder's compensation obligation; and
  the earlier of (a) the 20th trading day after the Common Stock begins trading on a national securities exchange and (b) nine months after the original issue date.

From that point, a holder may convert up to 30% of its original aggregate entitlement in each calendar quarter for three quarters, and the remaining balance in the fourth quarter. Any quarterly allowance a holder does not use expires at the end of that quarter and does not carry forward.

Voting. Holders vote together with the Common Stock as a single class, on an as-converted basis. However, no holder may vote shares on an as-converted basis above 4.99% of the outstanding Common Stock.

Ranking; Liquidation. With respect to dividends and liquidation distributions, the Series C Preferred Stock ranks senior to the Common Stock and to any later-created series that expressly ranks junior to it, and junior to any series that expressly ranks senior to it. The ranking provisions do not affect the rights of the Company's Series A Preferred Stock. In a liquidation, holders receive the amount they would have received had they converted into Common Stock immediately beforehand, without regard to the conversion limits.

Company Repurchase Option. The Company may, but is not required to, repurchase all or any portion of a holder's Series C Preferred Stock for cash at 125% of its face value ($12.50 per share). This option is available only until the earlier of (i) the date the Common Stock begins trading on a national securities exchange and (ii) nine months after the original issue date. Holders have no right to require the Company to redeem or repurchase their shares. The Series C Preferred Stock is not subject to mandatory redemption or any cash settlement alternative.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series C Convertible Preferred Stock

10.1	Form of Exchange Agreement

16.1	Letter from JV CPA Inc. to the Securities and Exchange Commission

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2026	AMERICAN FUSION, INC.

	By:	/s/ Richard C. Hawkins
Chief Executive Officer